UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024
Arbutus Biopharma Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Michael J. Sofia announced his retirement as Chief Scientific Officer of Arbutus Biopharma, Inc. (the “Company”), a subsidiary of Arbutus Biopharma Corporation, effective December 31, 2024. In connection with Dr. Sofia’s upcoming retirement, Dr. Sofia and the Company have entered into an amendment, dated October 11, 2024 (the “Amendment”), to that certain executive employment agreement, dated July 10, 2015 (the “Employment Agreement”), by and between the Company and Dr. Sofia. A copy of the Employment Agreement is filed as Exhibit 10.10 to Arbutus Biopharma Corporation’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 5, 2024. Pursuant to the Amendment, and subject to his execution of a binding release of claims and compliance with certain other continuing obligations, Dr. Sofia will be entitled to receive his annual target cash bonus based on Arbutus Biopharma Corporation’s corporate score for the fiscal year ended December 31, 2024. In addition, the Amendment clarifies certain activities Dr. Sofia may undertake following his retirement, which are consistent with his non-compete obligations set forth in the Employment Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Executive Employment Agreement, dated October 11, 2024, by and between Michael J. Sofia and Arbutus Biopharma, Inc.
104	Cover page interactive data file (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2024

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ David C. Hastings
Name:	David C. Hastings
Title:	Chief Financial Officer